Exhibit 10.2

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO
COLLABORATION AND LICENSE AGREEMENT

This First Amendment to Collaboration and License Agreement (the “Amendment”) is entered into by and between Verona Pharma plc, a United Kingdom corporation (“Verona”) and Nuance Pharma (Shanghai) Co., Ltd. (“Nuance Shanghai”) and Nuance Pharma Limited (“Nuance”) and is effective as of November 18, 2024 (the “Effective Date”).

    WHEREAS, Nuance, Nuance Shanghai and Verona are parties to a Collaboration and License Agreement dated June 9, 2021 (the “License Agreement”); and

    WHEREAS, the parties wish to amend the License Agreement.

    NOW, THEREFORE, BE IT RESOLVED that, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment of Section 2.04 [Verona Buy-Back Option] of the License Agreement. The first sentence of Section 2.04 of the License Agreement is hereby deleted and replaced with the following:

“At any time after the Effective Date until the latter of either (a) the beginning of the third (3rd) quarter of 2025 (July 2025); or (b) three (3) months prior to the expected completed submission of the first New Drug Application for a Licensed Product in the Field in Mainland China pursuant to Mainland China clinical development timeline attached hereto as Schedule 2.05, if (i) a Third Party (“Global Partner”) is interested in partnering with Verona, either globally or in territory covering at least U.S. or Europe, for the Development and/or Commercialization of the Licensed Product (“Global Partnership”), or (ii) Verona undergoes a Change of Control (the acquiring or successor entity in such Change of Control, the “Acquiring Party”), Verona will have an exclusive option right (the “Buy-Back Option”) to buy back the license granted to Nuance pursuant to Section 2.01(a) (including any sublicenses granted by Nuance pursuant to Section 2.03) and all related assets including all preclinical and clinical data, Clinical Study files, Regulatory Documents and Regulatory Approvals relating to the Licensed Product, taking into account the progress made by Nuance in the Development of the Licensed Product.”

2.Amendment of Section 8.02(a) [Development Milestone Payments] of the License Agreement. The Milestone Event table in Section 8.02(a) of the License Agreement is hereby deleted and replaced with the following:

Milestone Event	Milestone Payment
(i) Earlier of [***] or [***]	$[***]
(ii) [***]	$[***]

3.Amendment of Schedule 2.05 [China Clinical Development Timeline] of the License Agreement. Schedule 2.05 of the License Agreement is hereby deleted in its entirety and replace by the updated Schedule 2.05 attached hereto as Exhibit A.

4.Miscellaneous.

a.Except as specifically contemplated by this Amendment, all of the terms and conditions of the License Agreement shall remain in full force and effect.

b.This Amendment may be executed by electronic means (including .PDF) and in any number of counterparts, each of which when executed and delivered, shall constitute an original, but all of which together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date.

Confidential

VERONA PHARMA PLC:			NUANCE PHARMA (SHANGHAI) CO., LTD.:

By:	/s/ David Zaccardelli	By:	/s/ Mark Lotter

Name:	David Zaccardelli	Name:	Mark Lotter

Title:	President & CEO	Title:	Mr MG Lotter

Date:	27-Nov-2024	Date:	3-Dec-2024

NUANCE PHARMA LIMITED:

By:	/s/ Mark Lotter

Name:	Mark Lotter

Title:	Mr MG Lotter

Date:	3-Dec-2024

Confidential

EXHIBIT A

Schedule 2.05
Mainland China Clinical Development Timeline

[***]

4
Confidential